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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                         _____________________________


                                  FORM 8-K

                               CURRENT REPORT
  PURSUANT TO SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 1996


                         _____________________________


                      HORIZON/CMS HEALTHCARE CORPORATION
           (Exact name of Registrant as specified in its charter)


DELAWARE                              1-9369                       91-1346899
(State or other jurisdiction   (Commission File No.)         (I.R.S. Employer
of incorporation or org-                                     Identification No.)
anization)


                        6001 INDIAN SCHOOL ROAD, N.E.
                                  SUITE 530
                           ALBUQUERQUE, NEW MEXICO
                             (Address of principal
                                executive offices)


                                    87110
                                  (Zip Code)






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ITEM 5.

RONALD GOTTESMAN VS. HORIZON/CMS HEALTHCARE CORPORATION, No. CV-96-02894, Second Judicial District Court, County of Bernalillo, State of New Mexico

     On April 1, 1996, Horizon/CMS Healthcare Corporation ("Horizon/CMS" or the "Company") publicly announced that it had been served on March 28, 1996 with a lawsuit filed on March 21, 1996, in New Mexico state district court in Albuquerque, New Mexico by a former shareholder of Continental Medical Systems, Inc. This lawsuit, which among other things, seeks class certification, alleges violations of federal and New Mexico state securities laws arising from what the plaintiff contends are materially misleading statements by Horizon/CMS in the June 6, 1996 joint proxy statement/prospectus (the "CMS Prospectus"). The plaintiff alleges that Horizon/CMS failed to disclose in the CMS
Prospectus those problems in Horizon/CMS's Medicare Part B billings
Horizon/CMS described in its March 15, 1996 press release (March 21, 1996 Current Report on Form 8-K). Horizon/CMS disputes the factual and legal premise upon which the plaintiff's lawsuit is based and denies that the plaintiff is entitled to any recovery on his claim. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

LAWRENCE DONNARUMMA ET AL., VS. ROCCO A. ORTENZIO, NEAL M. ELLIOTT, ROBERT A. ORTENZIO, RUSSELL L. CARSON, KLEMMET L. BELT, JR., ERNEST A. SCHOFIELD, AND HORIZON/CMS HEALTHCARE CORPORATION, No. CIV-960-0442-BB, United States District Court for the District of New Mexico.

     On April 5, 1996, the Company was served with a complaint filed on April 2, 1996 by a current or former shareholders of the Company on behalf of all persons who purchased common of stock of Horizon/CMS between July 5, 1996 and March 1, 1996 (the "Class Period"). This lawsuit, which was publicly announced by plaintiffs' counsel on April 3, 1996, was filed in the United States District Court for the District of New Mexico, in Albuquerque, New Mexico.
In this lawsuit, the plaintiffs allege violations of federal and New Mexico state securities laws. In this connection, the plaintiffs allege that during the Class Period, the named defendants disseminated materially misleading statements about the Company, its business, its Greenery Rehabilitation Group, Inc. ("Greenery") and Continental Medical Systems, Inc. ("CMS") acquisitions, Greenery's improved operations after the acquisition, the successful integration of Continental's operations in the Company's and the cost savings and operating efficiencies obtained thereby, Horizon/CMS's earnings growth and financial statements, the Company's ability to continue to achieve profitable growth and the status and magnitude of regulatory investigations into and audits of the Company. Horizon/CMS disputes the factual and legal premise upon which the plaintiffs' lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the

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outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

JERRY S. ROSENBAUM VS. HORIZON/CMS HEALTHCARE CORPORATION, NEAL M. ELLIOTT, ROBERT A. ORTENZIO, KLEMETT L. BELT, JR., ROCCO A. ORTENZIO, ERNEST A. SCHOFIELD AND RUSSELL L. CARSON, No. CIV-96-0447-JC, United States District Court for the District of New Mexico.

     On April 5, 1996, the Company was served with a class action lawsuit filed on April 3, 1996, in the United States District Court for the District of New Mexico, in Albuquerque, New Mexico by a current or former shareholder of the Company seeking to represent a class of persons who purchased Horizon/CMS common stock between June 6, 1996 and March 15, 1996. This lawsuit, which among other things, seeks class certification, alleges violations of federal and New Mexico state securities laws arising from what the plaintiff contends was the dissemination of false and misleading statements information about Horizon/CMS's financial results and business prospects, particularly as those results and prospects are affected by those problems in Horizon/CMS's Medicare Part B billings Horizon/CMS described in its March 15, 1996 press release (March 21, 1996 Current Report on Form 8-K). Horizon/CMS disputes the factual and legal premise upon which the plaintiff's lawsuit is based and denies that the plaintiff is entitled to any recovery on his claim. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         HORIZON/CMS HEALTHCARE CORPORATION


                                         By: /s/ Scot Sauder
                                             -------------------------------
                                             Scot Sauder
                                             VICE PRESIDENT OF LEGAL AFFAIRS,
                                             SECRETARY AND GENERAL COUNSEL

Date: April 8, 1996.















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